THE WARRANT REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES
 ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH WARRANT NOR ANY INTEREST HEREIN MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.



                          WARRANT EXERCISABLE FOR
                           SHARES OF COMMON STOCK
                             OF PRT GROUP INC.


           THIS CERTIFICATE REPRESENTS A WARRANT EXERCISABLE FOR
                      ________ SHARES OF COMMON STOCK


           This certifies that _________, a _________ corporation ("Holder"), for value received, is entitled to receive from PRT Group Inc., a Delaware corporation (the "Company"), upon exercise of this Warrant up to ______shares of common stock, par value $.001 per share, of the Company (the "Common Stock") upon the terms and subject to the conditions set forth herein. This Warrant has been issued pursuant to the Securities Purchase Agreement, dated as of April 13, 2000, among the Company and the Investors named therein (the "Purchase Agreement"). The total number of shares of Common Stock issuable hereunder is ________, subject to adjustment as set forth herein.

           This Warrant is subject to the following terms and conditions:

           Section 1. Exercise; Issuance of Certificates. This Warrant is exercisable at the option of Holder at any time and from time to time on or after the date hereof but not later than April 15, 2005 (the "Expiration Date") for all or a portion of the shares of Common Stock which may be received hereunder. Upon any exercise of this Warrant, the Company shall issue and deliver to Holder such number of shares of Common Stock as may be determined pursuant to the terms hereof. Subject to the provisions of
 Section 2 hereof, certificates for such shares of Common Stock, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company or the Company's transfer agent at the Company's expense within a reasonable time (but in no event more than five days) after the rights represented by this Warrant have been exercised. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by Holder and in such names as shall be designated by Holder. Upon such exercise any portion of this Warrant so exercised shall no longer be deemed to be outstanding.

           Section 2.  Exercise of Warrant.

           Section 2.1 Right to Exercise. Subject to and upon compliance with the provisions of this Warrant, the holder of this Warrant shall have the right, at its option, at any time (and from time to time) to exercise such Warrant for up to _____ fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted), or any portion thereof, subject to adjustment as set forth in Section 2.5 hereof, by surrender of this Warrant to be exercised in the manner provided in Section 2.2 hereof. Except as otherwise set forth herein, a holder of this Warrant shall not be entitled to any rights of a holder of Common Stock until such holder has exercised this Warrant in accordance with its terms, and only to the extent this Warrant is deemed to have been exercised for shares of Common Stock under this Section 2.

           Section 2.2 Exercise; Issuance of Common Stock on Exercise; No Adjustment for Dividends. In order to exercise this Warrant, or any portion thereof, the holder shall surrender this Warrant, along with a completed form of the Notice of Exercise attached hereto, duly executed, at the principal office of the Company, along with a check in the amount of the Exercise Price for the number of shares of Common Stock being acquired hereunder, or by cashless exercise pursuant to Section 4 hereof, and the amount of any transfer taxes, if required pursuant to Section 2.7 hereof. Unless the shares issuable upon exercise are to be issued in the same name as that upon the face of this Warrant, this Warrant must be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the original holder hereof or its duly authorized attorney.

           As promptly as practicable after satisfaction of the requirements for exercise set forth above, subject to compliance with any restrictions on transfer if shares issuable on exercise which are to be issued in a name other than that of the holder, the Company shall issue and shall deliver to such holder at the address designated in the Notice of Exercise, a certificate or certificates for the number of full shares issuable upon the exercise hereof in accordance with the provisions of this Section 2 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such exercise, as provided below. In case any certificate shall be surrendered for partial exercise, the Company shall issue and deliver to the holder of this Warrant certificate so surrendered, without charge to him, a new certificate or certificates in an aggregate share amount equal to the unexercised portion hereof.

           Each exercise shall be deemed to have been effected on the date on which the requirements set forth above in this Section 2.2 have been satisfied, and the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such exercise shall be at the Exercise Price in effect on the date upon which this Warrant shall have been surrendered.

           Section 2.3 Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon exercise of this Warrant. If any fractional share of stock would be issuable upon the exercise hereof, the Company shall make an adjustment therefor in cash at the current market value thereof. The current market value of a share of Common Stock shall be the closing trading price of the Common Stock on the NASDAQ National Market, or any other exchange or market on which the Common Stock may then trade, on the first Trading Day immediately preceding the day on which this Warrant is deemed to have been exercised.

           Section 2.4 Exercise Price. The Exercise Price shall be $1.00 per share of Common Stock, subject to adjustment as provided in Section 2.5.

           Section 2.5 Adjustment of Exercise Price and Number of Shares Issuable Hereunder. The Exercise Price and number of shares of Common Stock issuable hereunder shall be adjusted from time to time by the Company as follows:

           Section 2.5.1 Upon the occurrence of an "Adjustment Event" (as such term is defined in the Purchase Agreement), (i) the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately adjusted, and
 (ii) the number of shares of Common Stock issuable hereunder shall be proportionately adjusted. Such reduction or increase, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

           Section 2.5.2  Except for adjustments made pursuant to Section
 2.5.1 in the case of a combination of the shares of Common Stock into a smaller number of shares, notwithstanding any other provision of the terms hereof, no adjustment made pursuant to this Section 2.5 shall have the effect of increasing the then current Exercise Price or decreasing the number of shares of Common Stock issuable upon exercise of this Warrant.

           Section 2.5.3 No adjustment to the Exercise Price need be made for a change in the par value, or to or from no par value, of the Common Stock.

           Section 2.5.4 To the extent this Warrant becomes exercisable for cash, assets, property or securities (other than Common Stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities (except as such securities may otherwise by their terms provide), and interest shall not accrue on such cash.

           Section 2.6 Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or to or from no par value, as a result of a subdivision or combination), (ii) any consolidation, merger, or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock or (iii) any sale, lease or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, (each of the foregoing being referred to as a "Transaction"), this Warrant shall thereafter be exercisable into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such Transaction by a holder of the total number of shares of Common Stock issuable upon exercise of this Warrant (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available for such exercise) immediately prior to such Transaction, assuming each holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such Transaction (provided that, if the kind or amount of securities, cash or other property receivable upon such Transaction is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this
 Section 2.6 the kind and amount of securities, cash or other property receivable upon such Transaction for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

           Notwithstanding anything contained herein to the contrary, the Company will not enter into or effect any Transaction unless, prior to the consummation thereof, (i) the Surviving Person (as defined herein) thereof shall assume, by written instrument mailed to the holder of this Warrant, the obligation to deliver to such holder such stock, securities or other property or assets (including cash) with respect to or in exchange for Common Stock to which, in accordance with the foregoing provisions, such holder is entitled and (ii) proper provision is made to ensure that the holder of this Warrant will be entitled to receive the benefits afforded by this Section 2.6. Such written instrument should provide for adjustments and other rights and provisions which shall be equivalent to the adjustments and other rights and provisions provided for in this Section 2.6.

           The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales, leases and conveyances.

           Section 2.7 Transfer or Similar Taxes on Shares Issued. The issue of stock certificates on exercise of this Warrant shall be made without charge to the exercising holder for any transfer or similar tax in respect of the issue thereof; provided, that the Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of this Warrant, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

           Section 2.8 Reservation of Shares; Shares to Be Fully Paid; Registration and Listing of Common Stock. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares to provide for the exercise of this Warrant from time to time as such Warrant is presented for exercise.

           Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of this Warrant, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Exercise Price.

           The Company covenants that all shares of Common Stock which may be issued upon exercise of this Warrant will, upon issue in accordance herewith, be fully paid and nonassessable by the Company and free from all transfer or similar taxes, except as otherwise described in Section 2.7, or liens and charges with respect to the issue thereof.

           The Corporation covenants that all shares of Common Stock which may be issued upon exercise of this Warrant constitute "Registrable Securities" under Article VII of the Securities Purchase Agreement. The Company further covenants that, if at any time the Common Stock shall be listed on the Nasdaq National Market or any other securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed, so long as the Common Stock shall be so listed on such exchange, all Common Stock issuable upon exercise of this Warrant.

           Section 2.9 Notice to Stockholders Prior to Certain Actions. In case:

           (a) the Company takes any action that would result in a Transaction or declares any dividend or other distribution or takes any other action that would result in an adjustment to the Exercise Price or the number of shares of Common Stock issuable hereunder; or

           (b) of the voluntary or involuntary dissolution, liquidation or winding up of the Company,

 the Company shall cause to be mailed to the holder hereof at its address appearing on the books of the Company, as promptly as possible but in any event at least 15 days prior to the applicable shareholder record date, a notice stating the date on which any Transaction dividend or other distribution, or transaction requiring such an adjustment or dissolution, liquidation or winding up is expected to become effective or occur and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Transaction or dissolution, liquidation or winding up, or receive any such dividend or other distribution or the date on which any such adjustment is expected to become effective.

               Section 3. Reports as to Adjustments. Upon any adjustment of the Exercise Price then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the exercise hereof then, and in each such case, the Company shall promptly deliver to the holder hereof and the transfer agent for the Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Exercise Price then in effect following such adjustment and the increased or decreased number of shares issuable upon the exercise hereof. The Company shall also promptly after the making of such adjustment give written notice to the holder of this Warrant at the address of each holder as shown on the books of the Company maintained by the transfer agent thereof, which notice shall state the Exercise Price then in effect, as adjusted, and the increased or decreased number of shares issuable upon the exercise hereof, and shall set forth in reasonable detail the method of calculation of each with a brief statement of the facts requiring such adjustment. Where appropriate, such notice may be given in advance and included as part of the notice required under the provisions of Section 2.9.

               Section 4. Cashless Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of a share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising the Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of the Warrant (or portion thereof being exercised) by surrender of the Warrant at the principal office of the Company together with the duly executed Notice of Exercise indicating such election in which event the Company shall issue to the holder a number of shares of the Common Stock computed using the following formula:

              X = Y(A-B)
                  ------
                    A

             WHERE X = the number of shares of Common Stock to be issued to the Holder;

             Y = the number of shares of the Common Stock purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation);

             A = the fair market value of one share of the Company's Common Stock (at the date of such calculation); and

             B = Exercise Price (at the date of such calculation).

 For purposes of the above calculation, fair market value of one share of the Common Stock shall be equal to the closing trading price of the Common Stock on the NASDAQ National Market, or any other exchange or market on which the Common Stock may then trade, on the day immediately prior to the date the Notice of Exercise is tendered to the Company. However, if the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the date of exercise of this Warrant, then the fair market value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors in good faith to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company) based on the fair market value of the Company as a whole, on a going concern basis, using customary and appropriate valuation methods and the most recent audited financial statements of the Company (or, if such financial statements are more than six (6) months old, the most recent unaudited financial statements of the Company prepared in conformity with generally accepted accounting principles, except with respect to required footnotes) and not taking into account any discount for minority ownership or restrictions on transfer of the capital stock of the Company; and, upon request of the Holder, the Board of Directors (or a representative thereof) shall promptly notify the Holder of such fair market value per share of Common Stock.
 Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the date of exercise of this Warrant, then (A) the Board of Directors shall make a determination of the fair market value per share of Common Stock within 15 days of a request by the Holder that it do so, and (B) the exercise of this Warrant shall be delayed until such determination is made.

               Section 5. [Reserved]

               Section 6. Definitions. For the purposes of this Warrant, the following terms shall have the meanings indicated:

               Business Day shall mean a day, other than a Saturday, a Sunday or other day on which the banking institutions in the State of New York or Delaware are authorized or obligated by law or executive order to close or a day which is declared a national or New York, or Delaware state holiday.

               Company: The term "Company" shall mean PRT Group Inc. a Delaware corporation.

               Exercise Price: The term "Exercise Price" shall have the meaning specified in Section 2.4.

               Surviving Person shall mean the continuing or surviving person of a merger, consolidation or other corporate combination, the person receiving a transfer of all or substantially all of the properties and assets of the Company, or the person consolidating with or merging into the Company in a merger, consolidation or other combination in which the Company is the continuing or surviving person, but in connection with which Series A Preferred Stock, this Warrant, any Common Stock or any other equity securities of the Company is exchanged, converted or reinstated into the securities of any other person or cash or any other property.



               IN WITNESS WHEREOF, PRT Group Inc. has caused this Warrant Certificate to be signed by ______________ its ___________________ on this
 14th day of April, 2000.


                                     PRT GROUP INC.


                                     By  ____________________________
                                         Name:
                                         Title:





                                                                  ANNEX I


                         FORM OF NOTICE OF EXERCISE

 To Whom it May Concern,

               The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise such Warrant for _______________ (_____) of the shares of common stock, par value $.001 per share (the "Common Stock"), of PRT Group Inc. (the "Company") for which such Warrant may be exercised pursuant to the terms of such Warrant and requests that the certificates for such shares be issued in the name of, and delivered to, _________________________________________, whose address is
  __________________________________________________________,
  __________________________________________________________.

 [  ]     The aggregate exercise price for the above described shares of
          Common Stock, as set forth in the Warrant, in the amount of $______, is included herewith.

 [  ]     The holder of the Warrant hereby elects to exercise the Cashless
          Exercise provision set forth in Section 4 of the Warrant.

               The undersigned represents, unless the sale of the Common Stock has been registered under the Securities Act of 1933, as amended (the "Securities Act"), that the undersigned is acquiring such Common Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof (except for any resale pursuant to an effective Registration Statement under the Securities Act).


 DATED:_____________________



                                 By:________________________________
                                 Name:
                                 Title:


 The above signed individual represents and warrants to the Company that he has all necessary authority, corporate or otherwise, to execute this Notice of Exercise.

 The person or entity exercising the Warrant must conform in all respects to name of holder as specified on the face of the Warrant, or be accompanied by instruments of assignment reasonably acceptable to the Company as set forth in the Warrant.